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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2003

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant's telephone number, including area code)

Item 5.    Other Events

        On June 12, 2003, Expanets, Inc. ("Expanets"), a subsidiary of NorthWestern Corporation (the "Company") issued a press release announcing that Expanets had closed on a two-year, $25 million secured line of credit from Congress Financial. Expanets' new secured credit facility is not supported by any guarantees from the Company.

Item 7.    Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of Expanets, Inc. dated June 12, 2003

*
filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation
By:	/s/ ERIC R. JACOBSEN Eric R. Jacobsen Senior Vice President, General Counsel and Chief Legal Officer

Date: June 12, 2003

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of Expanets, Inc. dated June 12, 2003

*
filed herewith

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits